                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported)    September 20, 1996
                                                        ------------------

                                Safety 1st, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

      0-21404                                            04-2836423
---------------------                       ------------------------------------
(Commission File No.)                       (I.R.S. Employer Identification No.)


              210 Boylston St., Chestnut Hill, Massachusetts 02167
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (617) 964-7744
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS
        ------------

     The Company has entered into a Third, a Fourth and a Fifth Amendment to Forbearance Agreement with its lenders, by which the lenders have agreed to extend the Forbearance Termination Date (as defined in the Agreement) from September 20, 1996 until September 27, 1996, October 4, 1996 and October 11, 1996, respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

     (c) The following Exhibit is filed as part of this Report.

         Exhibit    Description
         -------    -----------

         10.1 Third Amendment to Forbearance Agreement among Fleet National Bank, The First National Bank of Boston and U.S. Trust and Safety 1st, Inc., et al.

         10.2 Fourth Amendment to Forbearance Agreement among Fleet National Bank, The First National Bank of Boston and U.S. Trust and Safety 1st, Inc., et al.

         10.3 Fifth Amendment to Forbearance Agreement among Fleet National Bank, The First National Bank of Boston and U.S. Trust and Safety 1st, Inc., et al.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                           Safety 1st, Inc.
                                                      --------------------------
                                                             (Registrant)



Date     October 10, 1996                         By /s/ Michael Lerner
    ---------------------                            --------------------------
                                                      Michael Lerner, President
                                                      Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit   Description                                                Page
-------   -----------                                                ----

 10.1     Third Amendment to Forbearance Agreement among Fleet
          National Bank, The First National Bank of Boston and
          U.S. Trust and Safety 1st, Inc., et al.

 10.2     Fourth Amendment to Forbearance Agreement among Fleet
          National Bank, The First National Bank of Boston and
          U.S. Trust and Safety 1st, Inc., et al.

 10.3     Fifth Amendment to Forbearance Agreement among Fleet
          National Bank, The First National Bank of Boston and
          U.S. Trust and Safety 1st, Inc., et al.